Exhibit 99.3 Merger with Frontier Holdings, LLC September 2, 2025

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Transaction Highlights & Rationale Equity Bancshares, Inc. (NYSE: EQBK) will acquire Frontier Holdings, LLC, the bank holding company for Frontier Bank Transaction Overview • Frontier Holdings, LLC, the bank holding company for Frontier Bank, a community bank headquartered in Omaha, Nebraska ‒ High-quality community banking franchise with $1.4 billion in assets and 7 branches located throughout eastern Nebraska ‒ Under leadership of David Rogers and Doug Ayer, Frontier has grown into one of Nebraska’s premier community banks • Partnership unites two strong organizations with a shared vision, culture, and commitment to serving customers and communities Increase Scale, Expand into New Growth Markets • Expansion into focus markets of Omaha and Lincoln in eastern Nebraska with immediate scale and platform for growth. These markets create a network that is both diverse and complementary to EQBK’s legacy franchise • Significant opportunity for future bolt-on acquisitions in Nebraska with 135+ banks with less than $2 billion in assets • Solid organic growth engine with 5-year asset CAGR of ~8% • Diversified loan portfolio with strong asset quality Compelling Financial Transaction • Meaningful EPS accretion of 9.8% in 2027E with conservative cost savings of ~23% • TBV earnback of 2.8 years • Strong pro forma capital ratios with enhanced capital generation profile • Combined asset quality metrics remain strong Disciplined Acquisition & Execution Of Strategy • Expansion into Nebraska is consistent with EQBK’s M&A strategy th – Represents EQBK’s 14 announced acquisition since 2015, and second acquisition in 2025 – Opportunity to build on Frontier’s existing model – All Frontier branches will be retained, local leadership will stay in place, and will continue to empower local decision- making 2

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Compelling Pro Forma Financial Impact 1 Pro Forma Balance Sheet Highlights $7.9B $5.6B $6.3B Total Assets Total Loans Total Deposits Earnings Impact 7.7% 9.8% 2026E EPS Impact 2027E EPS Impact Tangible Book Value Impact (3.9)% 2.8 Years Tangible Book Value Tangible Book Value Dilution Earnback Pro Forma Consolidated Capital At Close 8.7% 9.8% 11.7% 14.3% TCE / TA Leverage Common Equity Total Risk- Ratio Tier 1 Based Capital 1) Estimated financial impact is presented for illustrative purposes only. Includes purchase accounting marks and transaction-related expenses; see Appendix for Pro Forma reconciliations. Pro Forma 3 data is subject to various assumptions and uncertainties. See disclaimer Forward Looking Statements and slide 4 for key financial assumptions

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Transaction Overview & Assumptions Equity Bancshares, Inc. (NYSE: EQBK) will acquire Frontier Holdings, LLC, the bank holding company for Frontier Bank Pricing Balance Sheet Marks (1) • Total deal value of approximately $122.8 million • 1.1% or $14.4 million gross loan credit mark and Day 2 CECL reserve of $10.1 million • Stock: 2.22 million fixed shares issued to Frontier • 2.0% loan interest rate mark, or ($25.7) million − Pro forma ownership: 90% EQBK / 10% Frontier • 0.8% time deposit interest rate mark, or ($4.5) million • Cash: $32.5 million in total cash consideration • ($1.7) million of fair value marks to other liabilities (2) • Price to Tangible Book Value: 1.23x (5) • 2.00% core deposit intangible, or $11.0 million (3) • Price to LTM Adjusted Earnings: 12.7x (4) • Core Deposit Premium: 2.9% Cost Savings & Merger Charges Other Considerations • Estimated cost savings of approximately 23% of • Anticipated closing in the fourth quarter of 2025 Frontier’s consolidated non-interest expense • Frontier Bank expected to convert and integrate into • Phased-in 85% in 2026 and 100% in 2027 Equity Bank in the first quarter of 2026 • Approximately $10.9 million of pre-tax merger charges • Customary regulatory and member approvals • No branch closures or consolidations 1) Based on EQBK spot price of $40.67 as of 8/28/2025 2) Based on Frontier stated consolidated tangible common equity as of 6/30/2025 3) Frontier consolidated LTM 6/30/2025 earnings adjusted for nonrecurring expenses and S-Corp to C-Corp transition at a 21.0% tax rate 4) Core deposit premium equal to transaction value minus Frontier consolidated tangible common equity as a percentage of core deposits. Core deposits defined as total deposits less time deposits greater than $100,000 5) Core deposits defined as total deposits less time deposits 4

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK

Frontier Bank | Company Overview

About Frontier

Frontier Holdings, LLC, the parent company of **Frontier Bank**, was founded in 2004 to purchase and operate community banks in Nebraska. The original Frontier Bank charter, the Bank of Madison, was founded in 1937

Frontier Bank operates a branch-light business model, with 7 branches in eastern Nebraska

Entry into Nebraska with flagships locations in the Omaha and Lincoln MSAs


Frontier Bank Branch
Norfolk
Omaha Reservation
Madison
Columbus
Fremont
Omaha
Lincoln
Lancaster
Falls City

Financial Snapshot[1]

frontierbank

Balance Sheet

$1.4B Total Assets	**$1.3B** Gross Loans	**$1.1B** Total Deposits

Capitol Ratios

8.5% TCE / TA	**9.4%** Leverage Ratio	**11.1%** TRBC

Performance Metrics

1.08% ROAA[2]	**53.3%** Efficiency Ratio	**3.12%** Net Interest Margin

Credit Quality

0.26% NPAs Excl. TDRS / Assets	**0.01%** NCOs / Average Loans

Deposit Market Share[3]

Metro Markets	# of Branches	Market Deposits	Market Share (%)
Omaha, NE	1	$413,425	1.3
Lincoln, NE	2	229,780	1.8
Total	**3**	**$643,205**	

Community Markets	# of Branches	Market Deposits	Market Share (%)
Falls City, NE	1	$150,375	50.2
Pender, NE	1	149,463	84.1
Madison, NE	1	70,201	30.9
Norfolk, NE	1	20,757	1.1
Totals	**4**	**$390,796**	

Source: S&P Global Market Intelligence, data per bank level regulatory filings
1) Data included in Financial Snapshot is at the bank-level at or for the quarter ended 6/30/2025
2) Taxed at 21.0% due to S-Corp status
3) Dollars in thousands. Total deposits and branch data as of 6/30/2024 based on FDIC Summary of Deposits filing

5

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Entry Into Attractive Nebraska Markets Omaha MSA Market Highlights Lincoln MSA Market Highlights #1 #2 #1 #6 #1 #1 Best Cities Best US City Best Places for Best State Best US City Best City for to Move to for Renters Young Professionals Capital to Live in for Renters Retirement ( F o r b es – 2 0 2 4 ) ( F o r b es – 2 0 2 5 ) ( W a l l et H u b – 2 0 2 5 ) ( F o r b es – 2 0 2 5 ) ( C o n s u m er A f f a i r s in Nebraska – 2 0 2 4 ) ( N i c h e – 2 0 2 5 ) ~1M $85.7k ~350k $72.2k Market Median Market Median Population HHI Population HHI Companies Headquartered & Largest Employers Companies Headquartered & Largest Employers Projected Population Growth (’25-’30) Projected HHI Growth (’25-’30) 3.7% 11.6% 3.3% 8.8% 2.4% 7.8% 7.8% 1.0% Omaha MSA Lincoln MSA Midwest MSAs National Omaha MSA Lincoln MSA Midwest MSAs National Median Average Median Average Source: S&P Global Market Intelligence; U.S. Census Bureau; Lincoln.ne.gov; Forbes; Niche; WalletHub; ConsumerAffairs 6 Note: Midwest includes the following states: IL, IN, IA, KS, KY, MI, MN, MO, NE, ND, OH, SD, WI

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Our Combined Markets EQBK Market Highlights Frontier Market Highlights MERGER ALLOWS ENTRY INTO NEBRASKA MARKET Kansas AT SCALE #8 $2.5B 3.80% Market Rank Market Deposits Market Share #10 $1.0B 2.07% Oklahoma Market Rank Total Deposits Market Share #9 $1.3B 1.58% Market Rank Market Deposits Market Share Major Metros Missouri th #7 $1.1B 1.89% 2 7 4 Market Rank Market Deposits Market Share Omaha Locations Largest Market Arkansas & Lincoln #9 $317M 2.72% Market Rank Market Deposits Market Share Robust Acquisition Opportunities in Nebraska 82 Over 135 banks with less than $2B in assets in the Nebraska footprint 42 14 < $300M $300M - $1B $1B - $2B Source: S&P Global Market Intelligence. Deposit Market data as of 6/30/2024. Market rank is based on counties with a EQBK / Frontier physical presence 7

Investment Portfolio Repositioning

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK

Investment Portfolio Repositioning

$359M

BOOK VALUE OF SECURITIES SOLD

available-for-sale

APPROX. YIELD OF 2.18%

$0.27

2026E

EPS ACCRETION[1]

- Improves balance sheet efficiency
- Provides significant earnings benefit
- Maintains capital strength and enhances liquidity

$31.6M

after tax

ESTIMATED ONE-TIME LOSS

>4.75%

use of proceeds

INVESTMENT IN HIGH-YIELD ASSETS

NEUTRAL

TCE IMPACT

$7.4M+

annually

ESTIMATED INTEREST INCOME

Note: Estimated financial impact is presented for illustrative purposes only

1) EPS based on pro forma average diluted shares of 21.5 million; effective tax rate of 22.5%

9

Equity Bancshares, Inc. | Merger Investor Presentation
NYSE: EQBK

Attractive Cumulative Impact

NBC + frontierbank

2026E EPS *($ per share)*


+12.4%
+17.0%
+23.6%
$4.05
$4.56
$4.74
$5.01
Pre-Deal 2026E EPS
Pro Forma + NBC
Pro Forma + NBC + Frontier
Pro Forma + NBC + Frontier + BS Repositioning

2026E ROATCE


11.3%
14.1%
14.8%
15.6%
Pre-Deal 2026E ROATCE [1]
Pro Forma + NBC
Pro Forma + NBC + Frontier
Pro Forma + NBC + Frontier + BS Repositioning

Tangible Common Equity / Tangible Assets[2]


10.6%
9.2%
8.7%
8.7%
Standalone Q2'25
Pro Forma Q2'25 + NBC
Pro Forma Q4'25 + NBC + Frontier
Pro Forma Q4'25 + NBC + Frontier + BS Repositioning

Total Risk-Based Capital Ratio


16.8%
16.2%
14.3%
13.8%
Standalone Q2'25
Pro Forma Q2'25 + NBC
Pro Forma Q4'25 + NBC + Frontier
Pro Forma Q4'25 + NBC + Frontier + BS Repositioning

Note: Estimated financial impact is presented for illustrative purposes only. Includes purchase accounting marks and transaction-related expenses; see Appendix for Pro Forma reconciliations. Pro Forma data is subject to various assumptions and uncertainties. See disclaimer "Forward Looking Statements" and slide 4 for key financial assumptions

1) 2026E mean research consensus analyst estimate prior to NBC Corp. of Oklahoma deal announcement

2) Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation

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Company Profile

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Equity Bancshares, Inc.| NYSE: EQBK Overview $5.4B $3.6B $4.2B $782M 1 Assets Loans Deposits Market Cap 10.63% 15.07% 16.84% WICHITA 2 TCE/TA CET 1 TRBC Headquarters $7.9B Strategic Execution Of Acquisitions NBC Oklahoma MERGER CLOSED ON JULY 2, 2025 $5.4B 27.4% C o m p o u n d A n n u a l 3 G r o w t h R a t e $1.6B SCALE $380M 13 START-UP GROWTH C o m p l e t e d B a n k A c q u i s i t i o n s 4 a c q u i s i t i o n s 4 a c q u i s i t i o n s S I N C E I P O 2002 2008 2015 2025 2025 IPO 2Q FY 1) Market Cap as of 8/28/2025 2) Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation 12 3) Compound Annual Growth Rate is pro forma as of 2025 year-end with the inclusion of NBC & Frontier Bank

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Leadership Team Brad Elliott Rick Sems Equity Bancshares, Inc. Chairman & CEO Equity Bank CEO Years in Banking: 36 Years in Banking: 25 Founded Equity Bank in 2002 Announced as Equity Bank CEO in May 2024. Joined Equity Bank as 2018 EY Entrepreneur of the Year National Finalist President in May 2023. Prior to joining, Rick served as Chief Banking 2014 Most Influential CEO, Wichita Business Journal Officer of First Bank in St. Louis and President & CEO of Reliance Bank Chris Navratil Julie Huber Chief Financial Officer Chief Operating Officer Years in Banking: 14 Years in Banking: 35 Announced as Chief Operating Officer in May 2024. Served in variety of Promoted to Chief Financial Officer in August 2023. Previously served as leadership roles in her time at Equity Bank including overseeing our Bank CFO and prior to Equity, spent 7 years within the Financial operations, HR, compliance functions and sales and training, and as Institution Audit Practice with Crowe LLP managed the integration process for each acquisition. Brett Reber Kryzsztof Slupkowski Chief Credit Officer General Counsel Years in Law: 37 Years in Banking: 12 Prior to joining Equity Bank, he served as Managing Member of the Promoted to Chief Credit Officer in September 2023. Served as Metro Wise & Reber, L.C. law firm. Brett has practiced corporate and business Market CCO since 2018, previously served in various credit function at Commerce Bancshares. law for over 30 years. David Pass Ann Knutson Chief Information Officer Chief Human Resources Officer Years in Banking: 24 Years in Banking: 17 Previously served in IT leadership positions at UMB Financial Previously served in human resource leadership positions at Bank Five Corporation and CoBiz Financial. Nine and Summit Credit Union 13

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Our Value Proposition Organic Growth Our guiding principles and Strategic Mergers & Acquisitions commitment to entrepreneurial spirit Disciplined Credit Standards are part of our longstanding framework for Effective Balance Sheet & Capital Management delivering shareholder value EPS & Tangible Book Value Growth 14

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK

Record of M&A Execution

	First Ind. Corp.	Community First Bancshares	Prairie State Bancshares	Eastman National Bancshares	Cache Holdings, Inc.	Kansas Bank Corporation	Adams Dairy Bancshares	City Bank & Trust Company	Almena State Bank	American State Bancshares, Inc.	Rockhold Bancorp.	Kansasland Bancshares, Inc.	NBC Corp. of Oklahoma
Total Assets ($m)	$135	$463	$147	$261	$325	$322	$111	$157	$71	$781	$406	$52	$903
Ann. Date	7/28/2015	7/14/2016	10/20/2016	7/17/2017	7/17/2017	12/18/2017	12/18/2017	6/12/2018	10/23/2020	5/17/2021	12/6/2023	4/22/2024	4/2/2025
Days to Close	73	119	141	116	116	137	137	72	N/A[1]	137	65	70	90
Days to Convert	At Close	At Close	At Close	At Close	At Close	At Close	At Close	54	85	At Close	92	54	52

PRICING MULTIPLES

	First Ind. Corp.	Community First Bancshares	Prairie State Bancshares	Eastman National Bancshares	Cache Holdings, Inc.	Kansas Bank Corporation	Adams Dairy Bancshares	City Bank & Trust Company	Almena State Bank	American State Bancshares, Inc.	Rockhold Bancorp.	Kansasland Bancshares, Inc.	NBC Corp. of Oklahoma
P / TBV	1.05x	1.53x	1.40x	1.76x	1.77x	1.41x	1.53x	1.41x	N/A	1.11x	1.27x	NM	1.45x
Core Deposit Premium	0.8%	6.7%	6.6%	9.8%	11.0%	6.3%	7.7%	6.1%	1.0%	1.2%	2.8%	NM	4.0%

TRANSACTION IMPACT

	First Ind. Corp.	Community First Bancshares	Prairie State Bancshares	Eastman National Bancshares	Cache Holdings, Inc.	Kansas Bank Corporation	Adams Dairy Bancshares	City Bank & Trust Company	Almena State Bank	American State Bancshares, Inc.	Rockhold Bancorp.	Kansasland Bancshares, Inc.	NBC Corp. of Oklahoma
EPS Impact	11%	26%	5%	9%	7%	3%	1%	5%	2%	16%	12%	1%	4.6%
TBV Impact	Accretive	(9%)	(1%)	(3%)	(2%)	(2%)	(1%)	(2.8%)	Accretive	(3.7%)	(3.4%)	(0.03%)	(5.0%)
TBV Earnback	Bargain Purchase	3.5 yrs	1.4 yrs	2.8 yrs	2.8 yrs	2.8 yrs	2.7 yrs	2.8 yrs	Bargain Purchase	2.9 yrs	1.3 yrs	0.3 yrs	2.8 yrs

Note: Transaction impact assumes cost savings are fully realized
1) FDIC deal closed on date of announcement

15

Appendix

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Comprehensive Due Diligence • Thorough review of key operating areas of the bank over multiple weeks • Carried out by EQBK team members and leadership across multiple verticals, with deep acquisition and integration experience PROCESS • Detailed credit review OVERVIEW • 83% coverage of commercial portfolio • 92% coverage of all commercial loans of $1M or greater • 100% coverage of classified / non-performing / special mentions Due Diligence Scope Credit Quality Financial & Accounting Commercial Lending Operations Information Technology Risk Management Treasury Audit Regulatory Legal Human Resources Compliance 17

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Goodwill and TBV Reconciliation Goodwill Reconciliation $ in Millions At Close TBV Reconciliation $ in Millions At Close EQBK Common Equity 741.5 Total Consideration $122.8 Less: Goodwill and Intangibles 114.1 Frontier Tangible Common Equity 106.8 EQBK Tangible Common Equity $627.4 Less: Deal Charges Attributable to Frontier (5.1) Frontier Tangible Common Equity $101.7 Merger Adjustments Stock Consideration to Frontier 90.3 FMV Adjustments Goodwill (22.1) Loan Rate Mark (25.7) CDI (11.0) Loan Credit Mark (14.4) Deal Charges (4.6) Reversal of ALLL 14.4 CECL (7.8) Other Rate Related Marks 6.3 Pro Forma Tangible Common Equity $ 672.2 Core Deposit Intangible 11.0 EQBK Standalone Shares Outstanding 19.3 Total FMV Adjustments ($8.4) EQBK Standalone TBV per Share $32.58 Tax Adjustments Pro Forma Shares Outstanding 21.5 Deferred Tax Assets / (Liability) 7.4 Pro Forma TBV per Share $31.30 After Tax FMV Adjustments ($1.0) TBVPS Accretion / (Dilution) ($) ($1.28) Fair Value of Net Assets Acquired $100.7 TBVPS Accretion / (Dilution) (%) (3.9%) Goodwill Created $22.1 Pro Forma Tangible Assets $7,757.6 Pro Forma TCE / TA 8.7% Note: Estimated financial impact is presented for illustrative purposes only. Includes purchase accounting marks and transaction related expenses; see Appendix for Pro Forma reconciliations. Pro Forma data is subject to various assumptions and uncertainties. See disclaimer Forward Looking Statements and slide 4 for key financial assumptions 18

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK

Non-GAAP Reconciliation

CALCULATIONS OF TANGIBLE COMMON EQUITY AND RELATED MEASURES
($ in thousands, except per share data)

	Quarter Ended				
	June 30, 2025	**March 31, 2025**	**December 31, 2024**	**September 30, 2024**	**June 30, 2024**
Total stockholder's equity	$635,636	$617,324	$592,918	$504,038	$461,435
Goodwill	(53,101)	(53,101)	(53,101)	(53,101)	(53,101)
Core deposit intangibles, net	(12,908)	(13,954)	(14,969)	(16,029)	(16,636)
Mortgage servicing rights, net	0	0	0	0	(25)
Naming rights, net	(5,852)	(5,926)	(957)	(968)	(979)
Tangible Common Equity	**$563,775**	**$544,373**	**$523,891**	**$433,940**	**$390,694**
Common shares outstanding at period end	17,527,191	17,522,994	17,419,858	15,288,309	15,200,194
Diluted common shares outstanding at period end	17,680,489	17,673,132	17,636,843	15,497,446	15,358,396
Book value per common share	**$36.27**	**$35.23**	**$34.04**	**$32.97**	**$30.36**
Tangible book value per common share	**$32.17**	**$31.07**	**$30.07**	**$28.38**	**$25.70**
Tangible book value per diluted common share	**$31.89**	**$30.80**	**$29.70**	**$28.00**	**$25.44**
Total assets	$5,373,837	$5,446,100	$5,332,047	$5,355,233	$5,245,517
Goodwill	(53,101)	(53,101)	(53,101)	(53,101)	(53,101)
Core deposit intangibles, net	(12,908)	(13,924)	(14,969)	(16,029)	(16,636)
Mortgage servicing rights, net	0	0	0	0	(25)
Naming rights, net	(5,852)	(5,926)	(957)	(968)	(979)
Tangible assets	**$5,301,976**	**$5,373,149**	**$5,263,020**	**$5,285,135**	**$5,174,776**
Total stockholders' equity to total assets	**11.83%**	**11.34%**	**11.12%**	**9.41%**	**8.80%**
Tangible common equity to tangible assets	**10.63%**	**10.13%**	**9.95%**	**8.21%**	**7.55%**

19

Equity Bancshares, Inc. | Merger Investor Presentation NYSE: EQBK Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive. In addition, the following factors, among others, related to the transaction between Equity and Frontier, could cause actual outcomes and results to differ materially from forward-looking statements or historical performance: the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where companies do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the transaction; the business, economic and political conditions in the markets in which the parties operate; the risk that the proposed combination could have an adverse effect the parties’ ability to retain customers and retain or hire key personnel and maintain relationships with customers; the risk that the combination may be more difficult, time-consuming or expensive than anticipated; and other factors that may affect future results of Equity. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 7, 2025, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. 20

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